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PROXY

           STARTEC GLOBAL COMMUNICATIONS CORPORATION PROXY FOR ANNUAL
                     MEETING OF STOCKHOLDERS JULY 31, 1998.

     The undersigned hereby appoints RAM MUKUNDA and PRABHAV V. MANIYAR, or either of them acting in the absence of the other, with full power of substitution, the proxy or proxies of the undersigned to attend the annual meeting of stockholders of Startec Global Communications Corporation, to be held on July 31, 1998, and at any adjournments thereof, to vote the shares of stock that the signer would be entitled to vote if personally present as indicated below and on the reverse side hereof and on any other matters brought before the meeting, all as set forth in the Proxy Statement of Startec Global
Communications Corporation dated July 2, 1998, receipt of which is hereby acknowledged.

     Please  date,  sign  and return promptly.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STARTEC GLOBAL COMMUNICATIONS CORPORATION

     1. ELECTION  OF DIRECTORS: Nominees: Nazir G. Dossani and Richard K. Prins.

     [ ] FOR ALL NOMINEES.    [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES.

     WITHHOLD AUTHORITY FOR THE FOLLOWING NOMINEE(S) AND VOTE FOR ALL OTHER NOMINEES.



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                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE)
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   2. APPROVAL OF THE AMENDED AND RESTATED 1997 PERFORMANCE INCENTIVE PLAN.
                    FOR     AGAINST     ABSTAIN

                    [ ]       [ ]         [ ]

   3. APPROVAL OF REORGANIZATION.
                    FOR     AGAINST     ABSTAIN
                    [ ]       [ ]       [ ]

     The Board of Directors recommends that you vote FOR all nominees and for proposals 2 and 3.

     Your signature(s) on this form of proxy should be exactly as your name and/or names appear on this proxy. If the stock is held jointly, each holder should sign. If signing is by an attorney, executor, administrator, trustee or guardian, please give full title.

                                            Dated:                         1998
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                                            ------------------------------------
                                            Signature

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                                            Signature

                                            THE SHARES REPRESENTED BY THIS PROXY
                                            WILL BE  VOTED  AS  DIRECTED  BY THE
                                            STOCKHOLDER.   IF  NO  DIRECTION  IS
                                            GIVEN WHEN THE FULLY  EXECUTED PROXY
                                            IS  RETURNED,  SUCH  SHARES  WILL BE
                                            VOTED   IN   ACCORDANCE   WITH   THE
                                            RECOMMENDATIONS   OF  THE  BOARD  OF
                                            DIRECTORS  FOR ALL  NOMINEES AND FOR
                                            PROPOSALS 2 AND 3.


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